UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

     FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2007

  First Community Corporation
     (Exact Name of Registrant As Specified in Its Charter)

   South Carolina
(State or Other Jurisdiction of Incorporation)

   000-28344                                                57-1010751

       (Commission File Number)                 (I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina                  29072
(Address of Principal Executive Offices)               (Zip Code)

   (803) 951-2265

(Registrant's Telephone Number, Including Area Code)

   Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On November 20, 2007, the board of directors of First Community Corporation, the holding company for First Community Bank, voted to amend and restate the bylaws to change Article 7, Section 5 in order to comply with the NASDAQ's rules that require NASDAQ-listed companies to be able to issue uncertificated shares so that they can be eligible to participate in a direct registration program.

The amended and restated bylaws are attached to this Form 8-K as Exhibit 3.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits: The following exhibit is filed as part of this report:

Exhibit

Number           Description

3.1     Amended and Restated Bylaws of First Community Corporation as of November 20, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By: /s/ Joseph G. Sawyer
Name: Joseph G. Sawyer
Title: Chief Financial Officer

Dated:   November 26, 2007

EXHIBIT INDEX

Exhibit

Number           Description

3.1 Amended and Restated Bylaws of First Community Corporation as of November 20, 2007